Exhibit 99.1

SMARTFINANCIAL APPROVES

REGULAR QUARTERLY DIVIDEND & RESUMPTION OF STOCK REPURCHASE PLAN

KNOXVILLE, Tenn., October 27, 2020 – SmartFinancial, Inc. (“SmartFinancial”) (Nasdaq: SMBK), the parent company for SmartBank, announced that on October 23, 2020, the board of directors declared a quarterly cash dividend of $0.05 per share of SmartFinancial common stock payable on November 23, 2020 to shareholders of record as of the close of business on November 9, 2020.

SmartFinancial also announced the resumption of its stock repurchase plan.  The plan was originally authorized by the board of directors on November 20, 2018.  The shares will be purchased from time to time at prevailing market prices in any manner determined appropriate by SmartFinancial’s management and in accordance with applicable legal requirements, through open market or privately negotiated transactions, depending upon market conditions. Through the plan, the purchases will be funded from available working capital, and the repurchased shares will be become authorized, unissued shares. There is no guarantee as to the exact number of shares that will be redeemed by SmartFinancial, and SmartFinancial may discontinue repurchases at any time that management determines additional purchases are not warranted.

About SmartFinancial, Inc.

SmartFinancial, Inc., based in Knoxville, Tennessee, is the publicly-traded bank holding company for SmartBank. SmartBank is a full-service commercial bank founded in 2007 with 36 branches spanning East and Middle Tennessee, Alabama and the Florida Panhandle. Recruiting the best people, delivering exceptional client service, strategic branching, and a disciplined approach to lending have all contributed to the company’s success. More information about SmartFinancial can be found on its website: www.smartfinancialinc.com.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of and subject to the safe harbor protections of the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements can be identified by the use of words such as “may,” “depend,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential”, or the negative of these terms or other comparable terminology.  Forward-looking statements represent management’s beliefs with regard to the matters addressed, based upon information available at the time the statements are made; they are not guarantees of future performance, and they should they not be relied upon as representing management’s views as of any date subsequent to the date first made. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could affect the forward-looking statements in this release include SmartFinancial’s ability to continue to generate strong earnings and maintain a strong capital position as it faces the challenge of the ongoing COVID-19 pandemic, public perception and regulatory guidance regarding stock repurchase plans, the market price of SmartFinancial’s common stock, and other opportunities that SmartFinancial may determine to pursue.  Additional factors affecting forward-looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in SmartFinancial’s Annual Reports on Form 10-K for the year ended December 31, 2019, and other documents subsequently filed by SmartFinancial with the SEC. No forward-looking statement can be guaranteed.  SmartFinancial expressly disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Investor Contacts

Billy Carroll
President and Chief Executive Officer
SmartFinancial, Inc.
Email: billy.carroll@smartbank.com
Phone: 865.868.0613

Ron Gorczynski
Executive Vice President
Chief Financial Officer
SmartFinancial, Inc.
Email: ron.gorczynski@smartbank.com
Phone: 865.437.5724

Media Contact

Kelley Fowler
Senior Vice President
Public Relations/Marketing
SmartFinancial, Inc.
Email: kelley.fowler@smartbank.com
Phone: 865.868.0611